                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                Exponent, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                 2001 NOTICE OF

                          ANNUAL STOCKHOLDERS MEETING

                              AND PROXY STATEMENT

                             [LOGO OF EXPONENT(TM)]

                                Exponent, Inc.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on May 24, 2001

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders (the "Annual Meeting") of Exponent, Inc., a Delaware Corporation (the "Company"), will be held on Thursday, May 24, 2001, at 9:00 a.m., PDT, at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purposes:

  1. To elect eight directors for a term of one year.

  2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the year ending December 28, 2001.

  3. To attend to other matters that properly come before the meeting.

  Stockholders owning the Company's shares at the close of business on April 9, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

  All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

  Please note that if you hold your shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
April 24, 2001

                               TABLE OF CONTENTS

Proxy Statement.............................................................   1
  Questions and Answers.....................................................   1
  How Do I Vote?............................................................   1
  Proposal No. 1--The Board of Directors....................................   3
  Board and Committee Meetings..............................................   6
  Director Compensation.....................................................   6
  Report of the Audit Committee.............................................   7
  Proposal No. 2--Ratification of Appointment of Independent Auditors.......   8
  Stock Ownership...........................................................   9
  Section 16(a) Beneficial Ownership Reporting Compliance...................  10
  Executive Officer Compensation............................................  11
  Options Granted to Named Officers.........................................  12
  The Value of Options Held by Named Officers...............................  12
  The Company's Philosophy of Executive Compensation........................  13
  Performance Graph.........................................................  15
  Other Matters.............................................................  16

                                EXPONENT, INC.

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                               ABOUT THE MEETING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware Corporation, for use at the Annual Meeting of Stockholders, at the Company's principal executive office, 149 Commonwealth Drive, Menlo Park, California 94025, on Thursday, May 24, 2001, at 9:00 a.m., PDT. The telephone number for this location is (650) 326-9400.

What is the Purpose of the Annual Meeting?

  At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from stockholders.

Who is Entitled to Vote?

  Only stockholders of record at the close of business on the Record Date, April 9, 2001, receive notice of the Annual Meeting and are entitled to vote the shares of common stock that they hold as of that date. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

  Please note that if you hold your shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

  The proxy solicitation materials were mailed on or about April 24, 2001, together with the Company's Annual Report for the period ended December 29, 2000, to all stockholders entitled to vote at the meeting.

How Do I Vote?

  You have three ways to vote. You may return the proxy card by mail, vote by telephone, or vote in person. The Company is not offering Internet voting at this time. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

  .  for the eight named nominees; and

  . for the ratification of the appointment of KPMG LLP, as the Company's auditors.

  If you choose to vote by telephone, please review the back of the proxy card for instructions on how to do so. You do not need to mail in your proxy card if you vote by telephone. Some brokers may not provide telephone voting.

  If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a stockholder as of the Record Date.

What if I Change My Mind After I Return My Proxy Card?

  You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  . signing another proxy with a later date, (the proxy with the latest date is counted);

  .  voting by telephone (your latest telephone proxy is counted); or

  .  voting in person at the Annual Meeting.

What Does it Mean if I Receive More than One Proxy Card?

  It means you have multiple accounts with the transfer agent and/or with brokers. If you would like to cancel duplicate mailings, you may authorize the Company to discontinue mailings of multiple annual reports by marking the appropriate box on each proxy card, or if you are a stockholder of record voting by telephone, you may stay on the line until you receive the appropriate prompt.

What Constitutes a Quorum?

  The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted "For," "Against," or "Withheld" on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be "votes cast" at the Annual Meeting with respect to the proposals. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required for the ratification of the appointment of auditors.

  Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast.

  As of the Record Date, a total of 6,515,403 shares of the Company's common stock, $.001 par value were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Stock Ownership." The closing price of the Company's common stock on the Nasdaq National Market on the Record Date was $11.03 per share.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

  A Board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified.

Required Vote

  The eight nominees receiving the highest number of affirmative votes duly cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

 Samuel H. Armacost

 Age:                          62

 Director Since:               1989

 Principal Occupation:         Chairman of the Board of SRI International

 Recent Business Experience:   Mr. Armacost was a Principal of Weiss, Peck &
                               Greer, L.L.C., an investment firm, from l990 to
                               1997. In 1997, he was appointed Managing
                               Director until his departure in June 1998. He
                               was Managing Director of Merrill Lynch Capital
                               Markets of Merrill, Lynch, Pierce, Fenner &
                               Smith, Incorporated, from 1987 to August 1990,
                               and he was Director, President, and Chief
                               Executive Officer of Bank America Corporation
                               from 1981 to 1986.

 Other Directorships:          Member of the Boards of Chevron Corporation;
                               Scios, Inc.; SRI International; and The James
                               Irvine Foundation.


-------------------------------------------------------------------------------

 Barbara M. Barrett

 Age:                          50

 Director Since:               1997

 Principal Occupation:         President and Chief Executive Officer of Triple
                               Creek Guest Ranch since 1993

 Recent Business Experience:   Ms. Barrett served as President and CEO of the
                               American Management Association International,
                               Inc., in New York City from 1997 through 1998;
                               as Deputy Administrator of the Federal Aviation
                               Administration, from 1988 through 1989; and as
                               Vice Chairman of Civil Aeronautics Board from
                               1983 through 1984. Prior to 1984 she practiced
                               corporate, international, and business law.
 Other Directorships:          Chairman of Valley Bank of Arizona; member of
                               the Boards of Raytheon; Triple Creek Guest Ranch
                               and New Piper Aircraft Corporation 1996 through
                               1998.

-------------------------------------------------------------------------------

 Leslie G. Denend, Ph.D.

 Age:                          60

 Recent Business Experience:   Dr. Denend was the President and CEO of Network General, Inc.,
                               Viralink Commuications, Inc., and a former partner of McKinsey and Company. Dr. Denend served as a special assistant to the
                               President of National Security Affairs, The White House. He
                               was an advisor to the Chairman of the Joint Chiefs of Staff and he served as a director of The Cabinet Council on Economic
                               Affairs, The White House.

 Other Directorships:          Director for Network Associates, Inc., Informix, Inc., Proxim,
                               Inc., Rational Software, Inc., the Silicon Valley Chapter of
                               the American Leadership Forum and The United Services
                               Automobile Association.


--------------------------------------------------------------------------------


 Michael R. Gaulke

 Age:                          55

 Director Since:               1994

 Principal Occupation:         President and Chief Executive Officer

 Recent Business Experience:   Mr. Gaulke joined the Company in 1992, as Executive Vice
                               President and Chief Financial Officer. He was named President in March 1993, and he was appointed as a member of the Board of Directors of the Company in January 1994. He assumed his current role of President and Chief Executive Officer in June
                               1996. Prior to 1992, he held senior executive positions at
                               Raynet Corporation and Spectra Physics.

 Other Directorships:          Member of the Board of Cymer, Inc. and RockShox, Inc.; Board
                               of Trustees of the Palo Alto Medical Foundation; Board of
                               Advisors of the Whitehead Institute.


--------------------------------------------------------------------------------


 Jon R. Katzenbach

 Age:                          68

 Director Since:               1997

 Principal Occupation:         Founding Partner of Katzenbach Partners, L.L.C., since January
                               1999

 Recent Business Experience:   Mr. Katzenbach was with McKinsey & Company from 1959 until
                               January 1999. During his 39 years of service, Mr. Katzenbach managed several of their offices, including McKinsey &
                               Company's San Francisco and New York offices for five years each. Mr. Katzenbach served as Chairman of several governance committees and was elected to the Shareholders' Committee in
                               1972, on which he served for nearly 20 years.

 Authored:                     Authored: Teams at the Top and Peak Performance
                               Co-authored: The Wisdom of Teams; Real Change Leaders; and
                               Discipline of Teams


--------------------------------------------------------------------------------

 Edward J. Keith

 Age:                            67

 Director Since:                 1989

 Principal Occupation:           Chairman of the Board of Exponent, Inc., and Private Investor

 Recent Business Experience:     Mr. Keith has been Chairman of the Board of Directors of the
                                 Company since March 1993, and he has been a member of the
                                 Board of Directors of the Company since 1989, as well as a member of the Board of Directors of FaAA since 1987. He was advisor to FaAA in 1986. Mr. Keith has been a private investor since 1982.

 Other Directorships:            Chairman of Vectra Technologies 1994 through 1998; Inlex 1990 through 1994.


--------------------------------------------------------------------------------


 Subbaiah V. Malladi, Ph.D.

 Age:                            54

 Director Since:                 1996

 Principal Occupation:           Chief Technical Officer

 Recent Business Experience:     Dr. Malladi joined FaAA, in 1982 as a Senior Engineer,
                                 becoming a Senior Vice President in 1988, a Corporate Vice
                                 President of FaAA in 1993, and CTO in 1998. Dr. Malladi was a
                                 member of the Board of Directors of the Company from 1991
                                 through 1993, and was re-elected to the Board in 1996.


--------------------------------------------------------------------------------


 Roger L. McCarthy, Ph.D.

 Age:                            52

 Director Since:                 1989

 Principal Occupation:           Chairman, Exponent Failure Analysis Associates

 Recent Business Experience:     Dr. McCarthy joined the Company in 1978. From June 1996 to
                                 October 1998, he served as Chief Technical Officer of the
                                 Company, director of the Company and Chairman of Exponent
                                 Failure Analysis Associates, Inc. ("FaAA"). He has been a
                                 director of the company since 1989 and a director of FaAA
                                 since 1980. He was Chief Executive Officer of the company and
                                 FaAA from 1982 to June 1996. He also served as Chairman and
                                 President of the Company from 1986 to March 1993.

--------------------------------------------------------------------------------

Board Meetings and Committees

  The Board held four regular meetings in 2000. Each director attended at least 75% of all Board and applicable committee meetings during 2000. The table below describes the Board's committees.


    Committee Name/Number of
             Members               Function of Committee      Meetings in 2000
-------------------------------------------------------------------------------
  AUDIT COMMITTEE               .  Monitors the              3 regular meetings
  Samuel H. Armacost--          independence and
  Chairperson                   performance
  Barbara M. Barrett            of the Company's outside
  Jon R. Katzenbach             auditors
  Edward J. Keith               .Reviews audited financial
                                reports with
                                management and independent
                                auditors prior
                                to filing
                                .Monitors the integrity of
                                the Company's
                                financial reporting
                                process, system of
                                internal controls
                                regarding finance,
                                accounting and legal
                                compliance
-------------------------------------------------------------------------------
  HUMAN RESOURCES COMMITTEE     .  Establishes the general   4 regular meetings
                                   compensation              1 special meeting
                                   policies for all
                                   employees and oversees
  Barbara M. Barrett--             the specific
  Chairperson                      compensation plan for
  Samuel H. Armacost               officers of the
  Jon R. Katzenbach                Company, including the
  Edward J. Keith                  President and CEO
-------------------------------------------------------------------------------
  CORPORATE GOVERNANCE AND      .Oversees corporate          2 regular meetings
  NOMINATING COMMITTEE          governance
                                .Processes and makes
                                recommendations to the
                                Board regarding
                                nominations for the Board
  Jon R. Katzenbach--
  Chairperson
  Barbara M. Barrett
  Samuel H. Armacost
  Edward J. Keith

Compensation of Directors

  Members of the Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

  Non-employee members of the Board of Directors receive:

  . an annual cash retainer of $24,000;

  . $2,000 for attending each meeting of the Board of Directors;

  . $5,000 for service on the Human Resources Committee;

  . $5,000 for service on the Audit Committee;

  . $1,000 for service on the Corporate Governance and Nominating Committee.

  Furthermore, Mr. Keith received an additional retainer of $10,500 for his duties associated with serving as Chairman of the Board of Directors. Non-employee Board members were reimbursed for certain expenses related to travel and incidentals. The reimbursement for Mr. Katzenbach was paid to Katzenbach Partners, L.L.C.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

  The Audit Committee of the Board of Directors is responsible for general oversight of the Company's financial accounting and reporting process. The Committee's primary responsibilities fall into three broad categories:

  . first, the committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

  . second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

  . third, the Committee in consultation with management and the independent auditors considers the integrity of the Company's financial reporting processes and controls regarding finance, accounting and legal compliance.

  The Committee's responsibilities are presented in detail in the complete charter of the Committee which is included in the appendix to this proxy statement. The charter reflects standards set forth in the new Securities and Exchange Commission ("SEC") regulations and the Nasdaq National Market rules. Audit committee members are independent as defined by these regulations and rules.

  The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it considers necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out it's responsibilities, the Committee met three times during fiscal 2000.

  In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

  With respect to the Company's outside auditors, the Committee, among other things, discussed with KPMG LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

  On the basis of these reviews and discussions, the committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2000, for filing with the SEC.

                                          Members of the Audit Committee

                                          Samuel H. Armacost-Chairperson
                                          Barbara M. Barrett
                                          Jon R. Katzenbach
                                          Edward J. Keith

                                 AUDITORS FEES

Audit Fees

  The aggregate fees billed for professional services rendered by KPMG LLP for the audit of Exponent's annual financial statements for the fiscal year ended December 29, 2000 and the reviews of the financial statements included in Exponent's Forms 10Q for that fiscal year were $185,000.

Financial Information Systems Design and Implementation Fees

  There were no fees billed for information technology services rendered by KPMG LLP for the fiscal year ended December 29, 2000.

All Other Fees

  The aggregate fees billed for services rendered by KPMG LLP, other than the services covered in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, for the fiscal year ended December 29, 2000 were $290,000.

  The Audit Committee of the Board has considered the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending December 28, 2001. KPMG LLP, has audited the Company's financial statements since 1987. A representative of KPMG LLP, is expected to be present at the meeting and is expected to be available to respond to appropriate questions.

Required Vote

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes cast. In the event that the stockholders do not approve the selection of KPMG LLP, the Board of Directors will reconsider the appointment of the independent auditors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                STOCK OWNERSHIP

Who are the Largest Owners of the Company's Stock?

  Michael R. Gaulke, President and CEO, Roger L. McCarthy, Chairman, Exponent Failure Analysis Associates and Charlie A. Rau Jr., Corporate Vice President, are the only insiders who beneficially own more than 5% of the Company's stock.

How Much Stock does the Company's Directors, Officers and Greater than 5% Stockholders Own?

  The following table indicates beneficial ownership of the Company's common stock as of April 9, 2001. It includes stockholders known by the Company to beneficially own more than 5% of the Company's common stock, the Company's directors, the executive officers of the Company named in the Executive Compensation Table (see page 11), and the directors and executive officers of the Company as a group. A total of 6,515,403 shares of the Company's common stock were issued and outstanding as of April 9, 2001.

                                                  Number of
Name                                              Shares(1) Percent of Total(1)
----                                              --------- -------------------
Roger L. McCarthy(2).............................   580,136         8.9%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Palo Alto Investors, LLC(3)......................   509,300         7.8%
 431 Florence Street, Suite 200
 Palo Alto, CA 94301
Dimensional Fund Advisors, Inc.(3)...............   489,800         7.5%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Michael R. Gaulke(4).............................   437,832         6.3%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Charlie A. Rau, Jr.(5)...........................   346,871         5.3%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Subbaiah V. Malladi(6)...........................   284,444         4.3%
Dennis J. Paustenbach(7).........................   120,572         1.8%
Samuel H. Armacost(8)............................    69,960         1.1%
Edward J. Keith(9)...............................    66,940         1.0%
Jack S. Mandel(10)...............................    35,819           *
Barbara M. Barrett(11)...........................    17,500           *
Jon R. Katzenbach(11)............................     9,100           *
All Directors & Executive Officers(18
 persons)(12).................................... 2,359,943        31.2%

--------
  * Represents less than one percent of the outstanding common stock of the Company.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within sixty days of April 9, 2001, through the exercise of any stock option or other right. The denominator of the calculation consists of the named executive's options exercisable within sixty days of April 9, 2001, plus the Company's total shares outstanding as of April 9, 2001. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 529,704 shares of common stock held by Roger L. McCarthy and 50,432 shares of common stock held in trust for his two children.
 (3) As indicated on a Form 13G filed with the SEC on February 8, 2001, for Palo Alto Investors, LLC, and February 2, 2001, for Dimensional Fund Advisors, Inc.
 (4) Includes 411,249 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
 (5) Includes 12,044 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
 (6) Includes 140,668 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
 (7) Includes 112,500 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
 (8) Includes 24,000 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
 (9) Includes 18,000 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
(10) Includes 35,000 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
(11) Includes 7,500 shares of common stock subject to options exercisable within sixty days of April 9, 2001.
(12) Includes 1,051,683 shares of common stock subject to options exercisable within sixty days of April 9, 2001.

Compliance with Section 16(a) of the Securities Exchange Act

  The Company believes that during 2000, all filings with the Securities and Exchange Commission (SEC), of its officers, directors, and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except Roger L. McCarthy failed to timely file one Form 4 reporting two transactions, Dennis J. Paustenbach failed to timely file two Forms 4 reporting five transactions and Piotr D. Moncarz failed to timely file one Form 4 reporting one transaction.

Compensation Committee Interlocks and Insider Participation

  During 2000, Ms. Barrett and Messrs. Armacost, Keith and Katzenbach, served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

  No interlocking relationship exists between the Company's Board of Directors or Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                        EXECUTIVE OFFICER COMPENSATION

Executive Compensation Table

  The following table shows compensation paid for services to the Company in all capacities for the fiscal years indicated for the Chief Executive Officer and each of the other four most highly compensated executive officers (the "Named Officers"):

                                                      Long-term
                                                     Compensation
                               Annual Compensation      Awards
                              ---------------------- ------------
                                                      Securities
                                                      Underlying   All Other
                                    Salary   Bonus     Options    Compensation
 Name and Principal Position  Year   ($)    (1) ($)      (#)        (2) ($)
 ---------------------------  ---- -------- -------- ------------ ------------
Roger L. McCarthy............ 2000 $499,990 $800,000         0      $17,000
  Chairman, Exponent Failure
   Analysis                   1999 $499,990 $300,000         0      $16,170
  Associates and Director of
   the Company                1998 $499,990 $100,000         0      $19,939

Subbaiah V. Malladi.......... 2000 $499,990 $300,000   200,000      $20,854
  Chief Technical Officer and
   Director                   1999 $497,302 $250,000         0      $21,837
  of the Company(3)           1998 $502,756 $160,000         0      $34,777

Michael R. Gaulke............ 2000 $475,009 $500,000   100,000      $19,366
  President, Chief Executive
   Officer and                1999 $468,278 $250,000    75,000      $17,166
  Director of the Company     1998 $436,546 $100,000    85,000      $18,782

Dennis J. Paustenbach(4)..... 2000 $347,101 $110,000         0      $77,324
  Corporate Vice President    1999 $379,784 $ 30,000         0      $76,496
                              1998 $ 76,924 $      0   225,000      $ 6,628

Jack S. Mandel(4) ........... 2000 $325,000 $120,000    15,000      $76,198
  Group Vice President        1999 $194,609 $ 45,000    70,000      $38,655
                              1998 $      0 $      0         0      $     0

--------
(1) Includes bonuses earned or accrued with respect to services rendered in the year or period indicated, whether or not such bonus was actually paid during such year.
(2) Represents contributions to the Company's defined contribution pension plan and insurance premiums in 2000, respectively, as follows: R.L. McCarthy, $11,900 and $5,100; S.V. Malladi, $11,900 and $8,954; M.R.
    Gaulke, $11,900 and $7,466; D.J. Paustenbach, $11,900 and $7,426; J.S.
    Mandel, $11,900 and $5,060. Additionally, D.J. Paustenbach and J.S. Mandel were given loans, which are being amortized over five and six year periods, respectively. Loan amortization for D.J. Paustenbach and J.S. Mandel began in October 1998 and August 1999, respectively. The amortization amounts for D.J. Paustenbach's loan for 2000, 1999 and 1998 was $57,998, $57,998 and $4,833, respectively. Amortization for J.S. Mandel's loan for 2000 and 1999 was $59,238 and $24,682, respectively. All loan amortization amounts include principal and interest.
(3) S.V. Malladi was paid for additional vacation in 1998.
(4) Salary represents a partial year for D.J. Paustenbach and J.S. Mandel for 1998 and 1999, respectively.

What Options were Granted to the Named Officers in 2000?

  The following table offers information concerning stock options granted during the year ended December 29, 2000, to the Named Officers.

                                                                          Potential
                                                                          Realizable
                                                                           Value at
                                                                           Assumed
                                                                         Annual Rates
                                                                              of
                                       Individual Grants                 Stock Price
                         ----------------------------------------------  Appreciation
                                  Percent of Total                           for
                         Options Options Granted to Exercise            Option Term(3)
                         Granted    Employees in     Price   Expiration --------------
          Name           (#) (1)      Year(2)        ($/Sh)     Date    5% ($) 10% ($)
          ----           ------- ------------------ -------- ---------- ------ -------
Michael R. Gaulke....... 100,000         17%         $ 7.22   02/10/10  $11.76 $18.73
Roger L. McCarthy.......       0        --              --         --      --     --
Subbaiah V. Malladi..... 200,000         34%         $ 7.22   02/10/10  $11.76 $18.73
Dennis J. Paustenbach...       0        --              --         --      --     --
Jack S. Mandel..........  15,000          3%         $ 8.38   07/13/10  $13.65 $21.74

--------
(1) All options in this table were granted under the 1999 Stock Option Plan. All options under this plan have exercise prices equal to the fair market value on the date of grant. The options generally become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2) In 2000, the Company granted options to employees to purchase 580,500 shares of common stock.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

What is the Value of the Options held by the Named Officers?

  The following table shows information concerning the shares exercised and the number of shares exercisable and unexercisable as of December 29, 2000. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's common stock as of December 29, 2000.

                                                       Number of Unexercised     Value of Unexercised
                            Number of       Value           Options at          In-the-Money Options at
                         Shares Acquired  Realized       December 29, 2000       December 29, 2000(2)
                          Upon Exercise     Upon     ------------------------- -------------------------
                            of Option    Exercise(1) Exercisable Unexercisable Exercisable Unexercisable
                         --------------- ----------- ----------- ------------- ----------- -------------
Michael R. Gaulke.......          0            --      327,499      217,501     $974,637     $514,303
Roger L. McCarthy.......          0            --            0            0            0            0
Subbaiah V. Malladi.....     67,900        $57,823      90,668      200,000     $258,776     $468,214
Dennis J. Paustenbach...          0            --            0            0            0            0
Jack S. Mandel..........          0            --       17,500       67,500     $ 68,863     $224,362

--------
(1) The value realized upon exercise is determined by subtracting the exercise price from the fair market value at the time the option is exercised.
(2) The value of underlying securities is based on the closing price of Company's common stock on December 29, 2000, $9.56 (the last trading day of the period), on the Nasdaq National Market, minus the exercise price of the option.

       REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

  The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the President and CEO. The Committee is composed of the four non-employee directors; no executive officers of the Company are included on the Human Resources Committee.

What is the Company's Philosophy of Executive Compensation?

  The Company's compensation program for executives consists of three elements:

  .  base salary,

  .  bonus based on performance, and

  .  stock option grants.

  The compensation of the Company's officers, including the President and CEO, is based on the profitability of the Company, the individual achievements of the officers, and the competitive environment for such employees. Individual performance assessments are based on both objective and subjective appraisals of: financial performance, professional accomplishments, and leadership that meet the level of excellence demanded by the Company.

What is the Timing of Compensation Changes?

  The performance reviews of officers and employees are typically completed within three months after the close of each year. Hence, compensation changes for 2001 were based on 2000 results. These compensation changes went into effect April 1, 2001. Bonuses based on 2000 performance were paid out on March 15, 2001.

What is the basis for determining the Executive's Compensation?

  Salaries. The Company strives to provide base salaries commensurate with comparable executives and private consultants. However, the unique nature of the Company's business makes direct comparisons difficult as many competitors are sole practitioners or in private partnerships. In consideration of their responsibilities for both managing the Company and/or providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers' salaries are comparable to those earned by executives and consultants of similar background, capability, and technical expertise.

  Bonuses. For the year ended December 29, 2000, the bonus plan was continued for all employees, including officers. The Company bonus pool was tied to corporate profitability. Mr. Gaulke, President and CEO, recommends individual officer bonuses based on the officer's financial performance, professional accomplishments, and leadership. The Human Resources Committee reviews and approves the bonuses for each officer and the bonus pool. Additionally, they determine the bonuses for all inside directors, including the President and CEO, the Chairman, Exponent Failure Analysis Associates, and the CTO.

  Stock Options. The Human Resources Committee believes that stock ownership provides significant opportunity to assure that officers are motivated to maximize stockholder value. The fiscal 2000 options were granted at the market price on the date of grant and vest over a four-year period to encourage retention of key employees.

  Executive Compensation. The Human Resources Committee reviewed the performance of the President and CEO, Michael R. Gaulke; the Chairman, Exponent Failure Analysis Associates, Roger L. McCarthy; and the CTO, Subbaiah V. Malladi, during 2000. The Committee decided to leave base salaries unchanged for all three individuals. The Human Resources Committee reviewed the 2000 performance of all other officers, and select base salary increases were approved.

                                          Human Resources Committee

                                          Barbara M. Barrett-Chairperson
                                          Samuel H. Armacost
                                          Jon R. Katzenbach
                                          Edward J. Keith

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  Historically, the Company has compared its stock price performance to the S&P 500 Index and a peer group constructed by the Company (the "Peer Group"). The remaining company in the Peer Group was Harding Lawson Associates, Inc., which was acquired and became a private Company in fiscal 2000; therefore this data is no longer presented. The Company considers the most appropriate peer group comparison to be the S&P Small Cap 600. Note that historic stock price performance is not necessarily indicative of future stock price performance. The graph below compares the Company's cumulative total stockholder return, the S&P 500 Index and the S&P Small Cap 600 Index, the Company's new peer group.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                INDEXED RETURNS

                                    Company / Index
                  ------------------------------------------------------
Years Ending      EXPONENT INC.   S&P 500 INDEX   S&P SMALLCAP 600 INDEX
------------      -------------   -------------   ----------------------
Base Period--
  December 1995     $100.00          $100.00            $100.00
December 1996         92.45           122.96             121.32
December 1997        158.49           163.98             152.36
December 1998         90.57           210.85             150.37
December 1999        100.00           255.21             169.02
December 2000        144.33           231.98             188.96

                                 OTHER MATTERS

  The Company knows of no other matters that will be brought before the meeting. However, if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, or vote by phone, at your earliest convenience your proxy results.

  Stockholder Proposals for the 2001 Annual Meeting. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholders interested in presenting a proposal for consideration at the Company's Annual Meeting of stockholders for the year 2002 may do so by submitting the proposals to the Company's Corporate Secretary, no later than December 28, 2001.

  Proxy Solicitation Costs. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $4,000, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies by certain Company directors, officers, and regular employees may be solicited, without additional compensation, by personal conversation, telephone, telegram, letter, electronically, or by facsimile.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
April 24, 2001

                                                                        Appendix



                                 Exponent, Inc.

                         Charter of the Audit Committee

                           of the Board of Directors

           Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose

  The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  . Monitor the integrity of Exponent's (the "Company's") financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  . Monitor the independence and performance of the Company's outside auditors.

  . Provide an avenue of communication among the independent auditors, management, and the Board.

  The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it considers necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

  Audit Committee members shall meet the requirements of the Nasdaq National Market Exchange. The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent nonexecutive directors free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand the fundamentals of financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

  Committee members shall be appointed by the Board. If an Audit Committee Chair (the "Chair") is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

  The Committee shall meet with such frequency and at such intervals, as it shall determine is necessary to carry out its duties and responsibilities. The Chair shall work with management to establish the agenda for the Committee meetings. The Committee should meet at least annually with management, the independent auditors, and as a committee in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures

  1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission (the "SEC") regulations.

  2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3. In consultation with the management and the independent auditors considers the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 ("SAS 61") (see item 9). The Chair may represent the entire Committee for purposes of this review.

Independent Auditors

  5. The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  6. Approve the fees and other significant compensation to be paid to the independent auditors.

  7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  8. Review the independent auditors audit plan: discuss scope, reliance upon management, and general audit approach.

  9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to committees in accordance with American Institute of Certified Public Accountants ("AICPA") SAS 61.

  10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

  11. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

  12. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

--------------------------------------------------------------------------------

                                EXPONENT, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, MAY 24, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Exponent, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 24, 2001, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common
Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held at 149 Commonwealth Drive, Menlo Park, California 94025, at 9:00 a.m., PDT, on Thursday, May 24, 2001 and at any adjournment thereof, upon the following matters.

               (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                      Detach here from proxy voting card.


            You can now access your Exponent, Inc. account online.

    Access your Exponent, Inc. shareholder/stockholder account online via
                       Investor ServiceDirect/sm (ISD).

Mellon Investor Services LLC agent for Exponent, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

      . View account status             . View Payment history for dividends
      . View certificate history        . Make address changes
      . View book-entry information     . Obtain a duplicate 1099 tax form
                                        . Establish/change your PIN

            Visit us on the web at http://www.mellon-investor.com
                and follow the instructions shown on this page.

Step 1: FIRST TIME USERS -- Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect/sm is currently only available for domestic individual and joint accounts.

 .  SSN
 .  PIN
 .  Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

 .  SSN
 .  PIN
 .  Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.


Step 3: Account Status Screen

You are now ready to access your account, information. Click on the appropriate button to view or initiate transactions.

 .  Certificate History
 .  Book-Entry Information
 .  Issue Certificate
 .  Payment History
 .  Address Change
 .  Duplicate 1099


                 For Technical Assistance Call 1-877-978-7778
                      9am-7pm Monday-Friday Eastern Time

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS           Please mark  [X]
DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), IF NO             your votes
DIRECTIONS ARE INDICATED THIS PROXY WILL BE VOTED FOR         as indicated
ITEMS 1 AND 2, AND AS SAID PROXIES DEEM ADVISABLE ON
SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


  __________________________________________________________________________
  ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***
  __________________________________________________________________________


   1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified, except as noted (write the names, of any nominees for whom you withhold authority to vote).

   Nominees: 01 - Samuel H. Armacost, 02 - Barbara M. Barrett, 03 - Leslie G. Denend, 04 - Michael R. Gaulke, 05 - Jon R. Katzenbach, 06 - Edward J. Keith, 07- Subbaiah V. Malladi and 08 - Roger L. McCarthy.

   _________________________________________
   FOR ALL NOMINEE'S EXCEPT AS NOTED ABOVE

                          [_] FOR        [_] WITHHELD


   2. To ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 28, 2001.

               [_[ FOR          [_] AGAINST         [_] ABSTAIN


   3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.


                                                      DATE _______________, 2001

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature, if Jointly Held

                                              If acting as Attorney, Executor,
                                              Trustee or in other representative
                                              capacity, please sign name and
                                              title.

--------------------------------------------------------------------------------
                      Detach here form proxy voting card


                           Vote by Telephone or Mail
                         24 Hours a Day, 7 Days a Week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


--------------------------------               ---------------------------------
           Telephone                                          Mail
        1-800-840-1208

Use any touch-tone telephone to                       Mark, sign and date
vote your proxy. Have your proxy                        your proxy card
card in hand when you call. You                               and
will be prompted to enter your                          return it in the
control number, located in the                       enclosed postage-paid
box below, and then follow the                              envelope.
directions given.
--------------------------------               ---------------------------------

                     If you vote your proxy by telephone,
                 you do NOT need to mail back your proxy card.